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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of SciClone Pharmaceuticals, Inc. dated as of July 29, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  July 29, 1999                BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.

                                    By:    Brown Simpson Capital, LLC
                                           Its General Partner

                                           By:      Brown Simpson Partners, LLC
                                                    Its Member

                                                    By:     /S/ EVAN M. LEVINE
                                                            --------------------
                                                            Evan M. Levine
                                                            Its Member


Date:  July 29, 1999                BROWN SIMPSON CAPITAL, LLC

                                    By:    Brown Simpson Partners, LLC
                                           Its Member

                                           By:     /S/ EVAN M. LEVINE
                                                   -----------------------------
                                                   Evan M. Levine
                                                   Its Member


Date:  July 29, 1999                BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                    By:    Brown Simpson Asset Management LLC

                                           By:      Brown Simpson, LLC
                                                    Its Member

                                                    By:     /S/ EVAN M. LEVINE
                                                            --------------------
                                                            Evan M. Levine
                                                            Its Member


Date:  July 29, 1999                BROWN SIMPSON ASSET MANAGEMENT LLC

                                    By:    Brown Simpson, LLC
                                           Its Member

                                           By:     /S/ EVAN M. LEVINE
                                                   -----------------------------
                                                   Evan M. Levine
                                                   Its Member